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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


                        Date of Report: November 26, 2003
                        (Date of earliest event reported)



                 ABN AMRO Mortgage Corporation, Series 2003-12
                 ---------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                         333-101550            36-3886007
         --------                        ------------           ----------
(State or Other Jurisdiction of          (Commission         (I.R.S. Employer
       Incorporation)                    File Number)        Identification No.)

135 South LaSalle Street                              60603
Chicago, Illinois                                   ----------
(Address of Principal Executive Offices)            (Zip Code)


      Registrant's telephone number, including area code, is (312) 904-2000


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



Item 5.   OTHER EVENTS.

          On or about November 25, 2003, the Registrant will cause the issuance and sale of Multi-Class Mortgage Pass-Through Certificates, Series 2003-12 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of November 1, 2003, among ABN AMRO Mortgage Corporation, as depositor, U.S. Bank National Association, as trustee and Washington Mutual Mortgage Securities Corp., as servicer.

                             Collateral Term Sheets

          Goldman, Sachs & Co. ("Goldman") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

          The Collateral Term Sheets have been provided by the Goldman. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

          The Collateral Term Sheets were prepared by the Goldman at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 7.   FINANCIAL STATEMENTS. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (a)  FINANCIAL STATEMENTS.

          Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

     (c)  EXHIBITS





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                   ITEM 601(A) OF
                   REGULATION S-K
EXHIBIT NO.        EXHIBIT NO.           DESCRIPTION
-----------        -----------           -----------

        1              99                Collateral Term Sheets (as defined in
                                         Item 5) that have been provided by
                                         Goldman to certain prospective
                                         purchasers of ABN AMRO Mortgage
                                         Corporation, Mortgage Pass-Through
                                         Certificates Series 2003-12 (filed in
                                         paper pursuant to the automatic SEC
                                         exemption pursuant to Release 33-7427,
                                         August 7, 1997).





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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            ABN AMRO MORTGAGE
                                            CORPORATION

                                            By:     /s/ Maria Fregosi
                                                 ---------------------
                                            Name:    Maria Fregosi
                                            Title:   Vice President


Dated: November 26, 2003






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                                  EXHIBIT INDEX



               Item 601(a) of      Sequentially
Exhibit        Regulation S-K      Numbered
Number.        Exhibit No.         Description                    Page
-------        -----------         -----------                    ----

1              99                  Preliminary                    Filed Manually
                                   Collateral Term
                                   Sheet